MESSAGE FROM THE CHAIRMAN
===============================================================================

                                                            November 15, 1996
Dear Shareholder:

It's a pleasure to bring you the Franklin Strategic Mortgage Portfolio's annual report for the period ended September 30, 1996.

During the first three months of the reporting period, economic growth remained slow. Gross Domestic Product (GDP) in the fourth quarter of 1995 grew at an annualized rate of only .3% amidst some speculation that the economy would slip into a recession. This concern may have contributed to the 30-year U.S. Treasury bond's yield dipping below 6% at the end of 1995.

The story in 1996 was somewhat different: rising employment and strong personal income growth helped consumer spending rebound midway through the first quarter of 1996. GDP growth,

calculated at an annualized rate of 2.2% in March 1996, increased to more than 4% by June -- raising inflationary concerns. This worry caused bond prices to drop and long-term interest rates to rise throughout 1996.

As the third quarter of 1996 ended, the unemployment rate remained low, leading many bond investors to speculate that economic growth could accelerate and eventually lead to increased inflation. The Fed had lowered the target federal funds rate in December 1995 and January 1996 in the wake of slow growth. Fed Chairman Alan Greenspan noted later this year that increasing inflationary pressures could lead to an increase in the federal funds rate but, to the surprise of many analysts, took no action at the Open Market Committee Meeting on September 24, 1996.

Relatively stable inflation rates, however, have managed to keep interest rates from climbing as high as they did in 1994. Consumer credit problems in the U.S. and lower-than-expected economic growth from the U.S.'s major trading partners -- among these, Germany, Japan and Mexico -- also kept interest rates in a stable range during the second and third quarters of 1996.

We expect that your fund should perform well as the U.S. economy maintains its current, relatively slow-growth course. While the economy appears to be stable at the moment, market uncertainties persist.

We encourage you to maintain a long-term perspective. Periodically consult with your investment representative to ensure your investments match these goals. This long-term orientation will help minimize undue concern caused by short-term market volatility.

As a Franklin Templeton fund shareholder, you receive the benefits of professional management and dedicated service. We welcome the opportunity to answer any questions concerning your fund.

We appreciate your support, welcome new shareholders and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin Strategic Mortgage Portfolio

===============================================================================
MANAGER'S DISCUSSION
================================================================================

Your Fund's Objective:
Seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.*

*U.S. government securities owned by the fund or held under repurchase agreement, but not shares of the fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

U.S. mortgage securities performed well, in terms of total return, in comparison to other federal government bonds. With long-term interest rates on the rise for eight of the reporting period's twelve months, fewer people refinanced their home mortgages, which reduced the prepayment risk for mortgage securities. This reduction attracted investors to the mortgage security market.

As you know, we employ a consistent, disciplined and conservative approach to investing in the mortgage passthrough market. Over the reporting period, this market became increasingly divided into subsets based on the seasoning of the underlying mortgage pools. These pools, characterized by varying degrees of risk exposure to interest rate movement and housing cycles, exhibit different prepayment patterns. The emergence of these subsets provided us with increased opportunities to add quality securities to the fund.

Our investment approach, which utilizes low portfolio turnover, reduces unnecessary transaction costs. During the 12-month period, we purchased securities in several coupon and maturity ranges, including those in the 15- and 30-year maturity range. Interest rate exposure increased over the year due to lower prepayments experienced by mortgage passthrough securities.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

We have always employed a consistent, disciplined approach to investing in the mortgage passthrough market and will continue to do so.

================================================================================
What is a "passthrough" security?

A mortgage security is an interest in a pool of mortgage loans. Most mortgage securities are passthrough securities, which means that they provide investors with monthly payments consisting of a prorated share of both regular interest and principal payments -- as well as unscheduled early prepayments -- on the underlying mortgage pool. The primary issuers or guarantors of these mortgage securities are the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC). Securities issued by these agencies are generally considered to be high quality investments having minimal credit risks.
================================================================================

Performance Summary

The Franklin Strategic Mortgage Portfolio's share price, as measured by net asset value, declined 17 cents from $9.91 on September 30, 1995, to $9.74 on September 30, 1996.

At the end of this reporting period, the fund's distribution rate was 6.97%, based on an annualization of the current dividend of 5.8267 cents ($0.058267) per share and the maximum offering price of $10.17 on September 30, 1996. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not indicative of future trends.

Franklin Strategic Mortgage Portfolio
Dividend Distributions 10/1/95 - 9/30/96+

                                        Dividend
   Month                                per Share

   October                             6.2195 cents
   November                            5.8870 cents
   December                            5.6022 cents
   January                             6.3953 cents
   February                            5.9646 cents
   March                               5.6086 cents
   April                               6.4699 cents
   May                                 5.9725 cents
   June                                5.2872 cents
   July                                6.5323 cents
   August                              5.6954 cents
   September                           6.0176 cents
   Total                              71.6521 cents


+Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the day you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period.

The chart on page 6 illustrates that since its inception in 1993, the Franklin Strategic Mortgage Portfolio underperformed the unmanaged Salomon Brothers Mortgage Index. Comparing a mutual fund with an index, however, is neveran apples-to-apples comparison. Unmanaged indices don't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Also, unlike indices, mutual funds are never fully invested because they must have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If the fund's costs had been applied to the index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and cannot be invested in directly. Past performance is not predictive of future results.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Strategic Mortgage Portfolio

Periods ended September 30, 1996

                                                                     Since
                                                                   Inception
                                                1-Year    3-Year    (2/1/93)
--------------------------------------------------------------------------------

Cumulative Total Return1                         5.69%    17.78%     25.00%

Average Annual Total Return2                     1.19%     4.10%      5.04%

Distribution Rate3                       6.97%

30-Day Standardized Yield4               6.96%
--------------------------------------------------------------------------------
1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Average annual total return measures the average annual change in value of an investment over the periods indicated and includes the 4.25% initial sales charge. See Note below.

3. Distribution rate is based on the annualization of the current 5.8267 cent per share monthly dividend and the maximum offering price of $10.17 on September 30, 1996.

4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1996.

Note: Prior to July 1, 1994, fund shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat different than noted above. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has agreed to waive a portion of management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower, and yield for the period would have been 5.72%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Directors.

================================================================================

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Statement of Investments in Securities and Net Assets, September 30, 1996

   Face                                                          Value
  Amount                                                        (Note 1)
 -------------------------------------------------------------------------
               Mortgage-Backed Securities 96.3%
               Federal Home Loan Mortgage Corp. (FHLMC)  31.9%
$  86,405      9.00%, 06/01/01 ...........................      $ 90,105
  206,177      6.50%, 11/01/01 ...........................       202,892
  120,678      6.50%, 03/01/09 ...........................       117,096
   82,109      7.00%, 06/01/09 ...........................        81,315
   56,073      8.00%, 01/01/10 ...........................        57,352
   75,949      7.50%, 04/01/10 ...........................        76,519
  133,736      6.00%, 07/01/10 ...........................       126,966
   73,568      6.50%, 04/01/11 ...........................        71,384
  100,319      7.00%, 07/01/11 ...........................        99,348
  104,528      9.50%, 12/01/22 ...........................       111,714
  129,103      7.00%, 06/01/24 ...........................       124,988
  129,632      7.50%, 07/01/24 ...........................       128,457
  124,841      8.00%, 07/01/24 ...........................       126,285
  158,787      8.50%, 12/01/24 ...........................       163,353
   45,896      8.00%, 06/01/25 ...........................        46,427
   74,205      7.00%, 09/01/25 ...........................        71,840
   59,366      7.00%, 10/01/25 ...........................        57,474
   47,251      7.50%, 10/01/25 ...........................        46,824
   70,336      7.50%, 01/01/26 ...........................        69,699
   89,045      8.00%, 01/01/26 ...........................        90,076
   60,541      7.00%, 03/01/26 ...........................        58,611
  120,549      7.00%, 03/01/26 ...........................       116,707
   50,369      7.50%, 05/01/26 ...........................        49,913
                                                               ---------
       Total Federal Home Loan Mortgage Corp.(Cost $2,173,880) 2,185,345
                                                               ---------
             Federal National Mortgage Assocation (FNMA)  38.3%
  194,249      6.00%, 03/01/01 ............................      189,356
  125,729      6.50%, 09/01/08 ............................      121,918
   90,490      7.00%, 07/01/09 ............................       89,529
   76,911      7.50%, 07/01/09 ............................       77,464
   50,499      6.50%, 04/01/11 ............................       48,969
   53,576      6.00%, 05/01/11 ............................       50,831
   50,498      6.00%, 06/01/11 ............................       47,911
  35,000a      7.00%, 10/01/11 ............................       34,606
   26,960      6.00%, 12/01/23 ............................       24,618
  468,972      6.50%, 06/01/24 ............................      440,981
  397,016      7.00%, 06/01/24 ............................      383,742
   89,765      8.50%, 07/01/24 ............................       92,234
  151,890      9.00%, 01/01/25 ............................      153,457
   26,470      9.00%, 01/01/25 ............................       26,744
$ 166,589      9.00%, 01/01/25 ............................      174,190
  218,460      7.50%, 08/01/25 ............................      216,208
 100,000a      7.50%, 09/01/25 ............................       98,906
   49,546      7.50%, 11/01/25 ............................       49,036
   60,545      7.00%, 01/01/26 ............................       58,521
   50,180      7.50%, 03/01/26 ............................       49,663
   75,119      7.00%, 06/01/26 ............................       72,607
   30,178      8.00%, 06/01/26 ............................       30,489
  90,000a      8.00%, 10/01/26 ............................       90,872
                                                               ----------
               Total Federal National
               Mortgage Assocation (Cost $2,567,788).......    2,622,852
                                                               ----------
               Government National Mortgage
               Association (GNMA), SF,  26.1%
  131,870      9.00%, 12/15/16 ............................      138,464
   68,624      10.00%, 10/15/18 ...........................       74,972
  120,899      9.50%, 10/15/20 ............................      129,853
  199,744      8.00%, 02/15/23 ............................      201,992
  274,006      7.00%, 06/15/23 ............................      264,160
  158,126      7.50%, 06/15/23 ............................      156,397
  266,321      6.50%, 01/15/24 ............................      249,177
  129,826      8.50%, 07/15/24 ............................      133,721
   42,089      8.00%, 01/15/25 ............................       42,563
   49,073      7.50%, 09/15/25 ............................       48,537
   25,159      7.50%, 09/15/25 ............................       24,884
   35,000     a8.50%, 01/01/26 ............................       36,017
   50,331      7.00%, 01/15/26 ............................       48,523
   74,107      7.50%, 01/15/26 ............................       73,297
   25,228      7.00%, 03/15/26 ............................       24,321
   25,231      7.50%, 05/15/26 ............................       24,955
   39,901      8.00%, 06/15/26 ............................       40,350
   34,651      8.00%, 08/20/26 ............................       34,868
   40,000     a7.50%, 10/01/26 .............................      39,540
                                                              ----------
               Total Government National
               Mortgage Association (Cost $1,805,154)........  1,786,591
                                                              -----------
               Total Mortgage-Backed Securities
               (Cost $6,546,822).............................  6,594,788
                                                              -----------
         bReceivables from Repurchase Agreement  7.5%
$ 511,512 Joint Repurchase Agreement, 5.687%, 10/01/96
          (Maturity Value $509,914)
           (Cost $509,834)
           Aubrey G. Lanston & Co., Inc., (Maturity Value $62,852)
            Collateral: U.S. Treasury Notes, 6.00%, 09/30/98
           Bear, Stearns & Co., Inc., (Maturity Value $62,852)
            Collateral: U.S. Treasury Bills, 02/27/97
                 U.S.Treasury Notes, 5.75% - 5.875%, 08/15/98 - 10/31/00
           Donaldson, Lufkin & Jenrette Securities Corp.,
            (Maturity Value $62,852)
            Collateral: U.S. Treasury Notes, 4.75% - 8.50%,
            07/15/97 - 08/15/01
           Fuji Securities, Inc., (Maturity Value $62,852)
            Collateral: U.S. Treasury Notes, 5.75% - 6.75%,
            05/31/97 - 04/30/00
           Lehman Brothers, Inc., (Maturity Value $69,950)
             Collateral: U.S. Treasury Notes, 5.125% - 8.00%,
             02/28/98 - 06/30/01
            SBC Warburg, Inc., (Maturity Value $62,852)
             Collateral: U.S. Treasury Notes, 6.00%, 05/31/98
            The Nikko Securities Co. International, Inc.,
             (Maturity Value $62,852)
             Collateral: U.S. Treasury Notes, 5.375% - 6.50%,
              11/30/97 - 05/31/01
            UBS Securities L.L.C., (Maturity Value $62,852)
             Collateral: U.S. Treasury Notes, 5.75% - 7.375%,
             07/31/97-11/15/97 .................................   $ 509,834
                                                                  -----------
                Total Investments (Cost $7,056,656)  103.8% ....   7,104,622
                Liabilities in Excess of Other Assets  (3.8)%...    (257,397)
                                                                  -----------
                Net Assets 100.0% ..............................  $6,847,225
                                                                  ===========
     At September 30, 1996, the net unrealized appreciation based on the cost ofinvestments for income tax purposes of $7,029,261 was as follows: Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost........................................................  $ 131,931
     Aggregate gross unrealized depreciation for all investments
     in which there was an excess of tax cost over value..........   (56,570)
                                                                    ---------
      Net unrealized appreciation................................... $ 75,361
                                                                    =========
PORTFOLIO ABBREVIATION:
SF  - Single Family

aSee Note 1(g) regarding securities purchased on a when-issued basis.
bFace amount for repurchase agreements is for the underlying collateral. See
Note 1(f) regarding joint repurchase agreement.

Financial Statements

Statement of Assets and Liabilities
September 30, 1996

Assets:
 Investments in securities, at value
 (identified cost $6,546,822)               $6,594,788
 Receivables from repurchase agreements,
 at value and cost                             509,834
 Receivables:
  Interest                                      40,610
  Investment securities sold                     1,673
 Unamortized organization cost (Note 2)          1,200
                                              ---------
      Total assets                           7,148,105
                                              ---------

Liabilities:
 Payables:
  Investment securities purchased
 on a when issued basis (Note 1)               298,883
  Dividends to shareholders                        797
 Accrued expenses and other liabilities          1,200
                                            -----------
      Total liabilities                        300,880

Net assets, at value                        $6,847,225
                                            ===========

Net assets consist of:
 Unrealized appreciation on investments         47,966
 Net realized loss                            (192,789)
 Capital shares                              6,992,048
                                            -----------
Net assets, at value                        $6,847,225
                                            ===========

Computation of net asset value and offering price per share:
  Net asset value ($6,847,225 / 702,885
 shares outstanding)                             9.74
                                             =========

  Maximum offering price
 (100/95.75 of $9.74)                           $10.17
                                             ==========


Statement of Operations
for the year ended September 30, 1996

Investment income:
 Interest (Note 1)                            $461,328
Expenses:
 Management fees, (Note 6)            25,479
 Shareholder servicing costs (Note 6)    471
 Registration fees                    17,000
 Amortization of organization
 costs (Note 2)                       14,438
 Professional fees                     9,964
 Reports to shareholders               2,016
 Custodian fees                          167
 Other                                   794
 Management fees waived
 by manager (Note 6)                 (25,479)
 Other expenses assumed
 by manager (Note 6)                 (44,850)
                                     --------
      Total expenses                                 --
                                               -------
       Net investment income                   461,328
                                               -------
Net unrealized depreciation
 on investments                               (107,488)
                                               --------
Net increase in net assets
 resulting from operations                    $353,840
                                              =========

Statements of Changes in Net Assets
for the years ended September 30, 1996 and 1995

                                                         1996          1995
                                                        ------        ------
Increase (decrease) in net assets:
Operations:
 Net investment income................................ $ 461,328     $ 412,210
 Net realized loss from investments...................        --       (76,041)
 Net unrealized appreciation (depreciation) on
  investments.........................................  (107,488)      355,238
                                                        ---------      -------
  Net Increase in net assets resulting from operations.  353,840       691,407
Distributions to shareholders from undistributed
 net investment income................................  (461,328)     (412,210)
Increase in net assets from capital share transactions
 (Note 4)                                                 974,807       477,399
                                                        ---------      -------
  Net increase in net assets..........................   867,319       756,596
Net assets (there was no undistributed net investment
 income at beginning or end of year):
  Beginning of year................................... 5,979,906     5,223,310
                                                       ---------     ---------
  End of year.........................................$6,847,225    $5,979,906
                                                       =========     =========

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Fund) is an open-end, diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Fund seeks to provide investors with a high level of total return, relative to the performance of the general mortgage securities market.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Income Taxes:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount is amortized as required by the Internal Revenue Code. The Fund normally declares dividends from its net investment income daily and distributes monthly. Daily allocations of net investment income commence on the day following receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month dividends are reinvested in additional shares of the Fund, or paid in cash as requested by the shareholders.

e. Accounting Estimates:

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

f. Repurchase Agreements:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 1996, all outstanding repurchase agreements held by the Fund had been entered into on that date .

g. Securities Purchased on a When-Issued or Delayed Delivery Basis:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.

h. Mortgage Dollar Rolls:

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date, generally at a price lower than the price of the security sold. The counterparty receives all principal and interest payments, including prepayments, made on the mortgage-backed security sold while it is the holder. Mortgage dollar rolls may be renewed with a new sale and repurchase price fixed and a cash settlement made without physical delivery of the securities subject to the contract, at the renewal date. Mortgage dollar rolls are accounted for as non-collateralized financing transactions.

2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Fund are amortized on a straight-line basis over a period of five years from February 1, 1993 (the effective date of registration under the Securities Act of 1933).

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At September 30, 1996, for tax purposes, the Fund had net capital loss carryovers as follows:

                      Expiring in:.2002............ $109,092
                                   2004............   56,302
                                                    --------
                                                    $165,394
                                                    ========
For tax purposes, the aggregate cost of securities is lower (and unrealized appreciation is higher or unrealized depreciation is lower) than for financial statement purposes at September 30, 1996 by $27,395.

From November 1, 1994 through September 30, 1995, the Fund incurred approximately $56,474 of net realized capital losses. As permitted by tax regulations, the Fund deferred these losses until October 1, 1995. Therefore, these losses are treated as having arisen in the fiscal year ended September 30, 1996.

4. CAPITAL STOCK

At September 30, 1996, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Fund's shares for the years ended September 30, 1996 and 1995 were as follows:

                                         1996                   1995
                                     ---------------       ----------------
                                     Shares     Amount     Shares      Amount
                                     ------     -------    ------     --------
Shares sold......................    55,521    $545,307     30,048     $295,846
Shares issued in reinvestment of
 distributions...................    46,337     455,627     42,581      410,235
Shares redeemed..................    (2,685)    (26,127)   (23,228)    (228,682)
                                      ------     -------    ------     --------
Net increase.....................    99,173    $974,807     49,401     $477,399
                                     =======   ========     =======    =========

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities and mortgage dollar roll transactions) for the year ended September 30, 1996 aggregated $1,878,727 and $1,076,079, respectively.

6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Institutional Services Corporation (FISCO), provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly based on the average daily net assets of the Fund as follows:

         Annualized Fee Rate       Average Daily Net Assets
         -------------------       -----------------------------------
               .400%               First $250 million
               .380%               over $250 million, up to and including
                                    $500 million
               .360%               over $500 million

The terms of the management agreement provide that aggregate annual expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Fund's shares are registered. For the year ended September 30, 1996, the Fund's expenses did not exceed these limitations. However, FISCO agreed in advance to waive management fees and made payments of other expenses as shown in the Statement of Operations.

b. Shareholder Services Agreement:

Under the terms of a shareholder service agreement with Franklin/Templeton Investors Services, Inc. (Investor Services), the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended September 30, 1996 aggregated $471.

c. Underwriting Agreement:

In its capacity as underwriter for the shares of the Fund, Franklin/Templeton Distributors, Inc. (Distributors) receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of shares of the Fund, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to the dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers for the years ended September 30, 1996 amounted to $8,061 and $7,505, respectively.

d. Other Affiliated Parties and Transactions:

Certain officers and trustees of the Fund are also officers and/or directors of FISCO, Distributors, and Investors Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At September 30, 1996, Resources owned 91.30% of the Fund's outstanding shares.

7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                              Year ended September 30,
                                                     1996       1995        1994       1993***
                                                    -------    ------     --------    --------
Per Share Operating Performance:
Net asset value at beginning of period..........  $ 9.91      $ 9.42     $10.24       $10.00
                                                    -------    ------     --------    --------
Net investment income...........................     .717        .714       .553         .365
Net realized and unrealized gain (loss) on
 securities.....................................    (.170)       .490      (.711)        .240
                                                    -------    ------     --------    --------
Total from investment operations................     .547       1.204      (.158)        .605
                                                    -------    ------     --------    --------

Less distributions:
From net investment income......................    (.717)      (.714)     (.553)       (.365)
From realized capital gains.....................       --          --      (.109)          --
                                                    -------    ------     --------    --------
Total distributions.............................    (.717)      (.714)     (.662)       (.365)
                                                    -------    ------     --------    --------
Net asset value at end of period................  $ 9.74      $ 9.91     $ 9.42       $10.24
                                                    =======    ======     ========    ========
TotalReturn+....................................    5.69%      13.27%     (1.61)%       6.13%
Ratios/Supplemental Data:
Net assets at end of period (in 000's)..........    $6,847     $5,980     $5,223       $5,306
Ratio of operating expenses to average net
 assets++........................................      --%         --%        --%          --%

Ratio of operating expenses to average net
 assets
 (excluding waiver and payments by Manager)
 (Note 6).......................................    1.11%       1.24%      1.28%        1.22%*
Ratio of net income to average net assets.......    7.26%       7.42%      5.65%        3.59%*
Portfolio turnover rate+++......................   17.64%      34.20%     86.38%**    104.33%**

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the year, FISCO agreed in advance to waive the management fees and made payments of other expenses incurred by the Fund.
+++The portfolio turnover rate excludes mortgage dollar roll transactions. *Annualized
**The portfolio turnover rates for these periods have been restated to exclude purchases and sales of mortgage dollar roll transactions.
***For the period February 1, 1993 (effective date) to September 30, 1993.


Franklin Strategic Mortgage Portfolio Annual Report 9/30/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the fund's portfolio holdings on 9/30/96, as a percentage of total net assets.


Investment Holdings on September 30, 1996

Federal National Mortgage           38.3%
   Association (FNMA)
Federal Home Loan Mortgage          31.9%
   Corporation (FHLMC)
Government National Mortgage        26.1%
   Association (GNMA)
Cash & Equivalents                   3.7%

GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the Salomon Brothers Mortgage Index, based on a $10,000 investment from 2/1/93 to 3/31/96.


Period Ending     Fund              Index

2/1/93            9579            $ 10,000
Feb-93            9,718           $ 10,092
Mar-93            9,780           $ 10,153
Apr-93            9,839           $ 10,222
May-93            9,859           $ 10,269
Jun-93            10,007          $ 10,368
Jul-93            10,014          $ 10,411
Aug-93            10,130          $ 10,453
Sep-93            10,166          $ 10,463
Oct-93            10,215          $ 10,497
Nov-93            10,133          $ 10,478
Dec-93            10,230          $ 10,557
Jan-94            10,349          $ 10,664
Feb-94            10,187          $ 10,598
Mar-94            9,984           $ 10,336
Apr-94            9,932           $ 10,271
May-94            9,959           $ 10,306
Jun-94            9,925           $ 10,280
Jul-94            10,109          $ 10,480
Aug-94            10,139          $ 10,502
Sep-94            10,002          $ 10,362
Oct-94            9,978           $ 10,358
Nov-94            9,952           $ 10,321
Dec-94            10,043          $ 10,407
Jan-95            10,248          $ 10,640
Feb-95            10,511          $ 10,911
Mar-95            10,546          $ 10,956
Apr-95            10,685          $ 11,103
May-95            11,033          $ 11,463
Jun-95            11,101          $ 11,523
Jul-95            11,116          $ 11,546
Aug-95            11,228          $ 11,653
Sep-95            11,329          $ 11,756
Oct-95            11,446          $ 11,864
Nov-95            11,571          $ 12,003
Dec-95            11,706          $ 12,152
Jan-96            11,803          $ 12,246
Feb-96            11,709          $ 12,149
Mar-96            11,658          $ 12,108
Apr-96            11,628          $ 12,052
May-96            11,591          $ 12,036
Jun-96            11,727          $ 12,190
Jul-96            11,782          $ 12,239
Aug-96            11,778          $ 12,242
Sep-96            11,974          $ 12,447
CUM. TR           19.74%         24.47%



Report of Independent Auditors

To the Shareholders and Board of Trustees of Franklin Strategic Mortgage Portfolio:

We have audited the accompanying statement of assets and liabilities of Franklin Strategic Mortgage Portfolio, including the Fund's statement of investments in securities and net assets, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California
November 4, 1996